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                                                                   Exhibit 99.2

                               Ford Motor Company

                 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                 --------------------------------------------

                                                                           2000                                   2001
                                               --------------------------------------------------------------  ----------
                                                               Actual                                 Planned
                                               -----------------------------------       --------------------------------
                                               First         Second        Third         Fourth        Full       First
                                               Quarter       Quarter       Quarter       Quarter       Year       Quarter
                                               -------       -------       -------       -------       ----       -------
                                                (000)         (000)         (000)         (000)        (000)       (000)

North American Production and Imports

Car (U.S., Canada, and
        Hermosillo/Cuautitlan in Mexico)         482           477           390             356       1,705        370

Truck (U.S., Canada)                             788           830           654             691       2,963        680
                                               -----         -----         -----           -----       -----      -----
   North American Production                   1,270         1,307         1,044           1,047       4,668      1,050

Mexican Domestic Units a/                          8            11            11              16          46         12

Imports (Volvo, Jaguar, Land Rover, Fiesta)       45            52            46              68         211         52
                                               ------        ------        -----           -----       -----      -----

   Total North America (Incl. Imports)         1,323         1,370         1,101           1,131       4,925      1,114


Overseas Vehicle Unit Sales                      594           682           547             645       2,468        692
                                               -----         -----         -----           -----       -----      -----

Ford Worldwide                                 1,917         2,052         1,648           1,776       7,393      1,806
                                               =====         =====         =====           =====       =====      =====

Over/(Under) Prior
   North America
                  Units:
                  - Issue                                                                    (21)                  (105)
                  - Quarter                      107            47          (269)              30                   (38)
                  - Year                          98            56             50            (85)        119       (209)

                  Percentage:
                  - Issue                                                                     (2)%                   (9)%
                  - Quarter                        9%            4%          (20)%              3%                   (3)%
                  - Year                           8%            4%            5%             (7)%        2%        (16)%

   Overseas
                  Units:
                  - Issue                                                                    (23)                       0
                  - Quarter                      (20)           88          (135)              98                      24
                  - Year                           49            3              3              31         86           98

                  Percentage:
                  - Issue                                                                     (3)%                      0%
                  - Quarter                       (3)%          15%          (20)%             18%                      4%
                  - Year                            9%           0%             1%              5%         4%          16%

   Worldwide
                  Units:
                  - Issue                                                                    (44)                   (105)
                  - Quarter                       160          135          (404)             128                    (14)
                  - Year                          147           59             53            (54)        205        (111)

                  Percentage:
                  - Issue                                                                     (2)%                   (5)%
                  - Quarter                        9%            7%          (20)%              8%                   (1)%
                  - Year                           8%            3%             3%            (3)%         3%        (6)%

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a/Units produced and sold in Mexico